UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 30, 2005
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51602 (Commission File Number)	23-2131580 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)	63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
N/A
(Former name and former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.
     Effective as of December 30, 2005, Synergetics USA, Inc. (“Registrant”) entered into amendments to its existing distribution agreement and existing license agreement with Codman & Shurtleff, Inc. (“Codman”). Under the existing distribution agreement, dated as of October 1, 2004, as later amended, Codman distributes certain products manufactured by Registrant, including Registrant’s Malis® CMC III Biopolar Generator. Under the existing license agreement, dated as of March 23, 1983, as later amended, Codman licenses from Synergetics IP, Inc., Registrant’s wholly-owned subsidiary, the Malis® trademark. These agreements were to expire on December 31, 2005. Under the amendments, each agreement’s term has been extended until January 6, 2006, while the parties continue to negotiate the terms and conditions of a new distribution agreement and a new license agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2006	SYNERGETICS USA, INC. (Registrant)
	By:	/s/ Pamela G. Boone
		Name:	Pamela G. Boone
		Title:	EVP and Chief Financial Officer

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